AMENDMENT NO. 1 TO CREDIT AGREEMENT

                  This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment")
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dated as of August 13, 2001 is by and among OREGON STEEL MILLS, INC., a Delaware corporation ("Borrower"), NEW CF&I, INC., a Delaware corporation ("New CF&I"),
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and CF&I STEEL, L.P. (dba Rocky Mountain Steel Mills), a Delaware limited partnership ("RMSM" and, together with NEW CF&I, each a "Guarantor" and together, "Guarantors"), the financial institutions parties hereto, as Lenders, and PPM FINANCE, INC., a Delaware corporation, as Agent for the Lenders ("Agent"). Unless otherwise specified herein, capitalized terms used in this
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Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                    RECITALS
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                  WHEREAS, Agent, the Lenders named therein, Borrower and the
Guarantors are parties to that certain Credit Agreement, dated as of December 1, 2000 (the "Existing Credit Agreement", and as amended hereby and hereafter
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further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

                  WHEREAS, Borrower has requested that Agent and Lenders, and Agent and Lenders have agreed to, amend the Existing Credit Agreement as described herein, upon the terms and conditions set forth herein;

                  NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  SECTION 1. Amendments to the Existing Credit Agreement.
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Subject to the satisfaction of the conditions precedent set forth in Section 8 hereof, the parties hereto hereby agree to amend the Existing Credit Agreement as follows, which amendments shall be deemed to be effective as of June 30, 2001:

     (a) Section 2.2.1 of the Existing Credit Agreement is hereby amended by adding a new sentence to the end of such Section 2.2.1 as follows:

            "Notwithstanding any provision in this Agreement to the contrary, from and after August 13, 2001, Borrower shall not be permitted to select Eurodollar Loans."

     (b) Section 2.2.2 of the Existing Credit Agreement is hereby amended by adding a new clause (f) to the end Section 2.2.2 which shall read as follows:

              "(f) Notwithstanding any provision in this Agreement to the contrary, from and after August 13, 2001, the Borrower may not convert Base Rate Loans to Eurodollars Loans or continue any Eurodollar Loans as Eurodollar Loans. All outstanding Eurodollar Loans on August 13, 2001 shall be immediately converted to Base Rate Loans upon the expiration of their respective Interest Periods."

     (c) Section 4.1.1(a) of the Existing Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

              "(a) at all times while any Loan is a Base Rate Loan, at a rate per annum equal to the sum of the Base Rate from time to time in effect plus (i) from and including June 30, 2001 through and including September 29, 2001, 1.25%, (ii) from and including September 30, 2001 through and including December 30, 2001, 1.50% and (iii) after December 30, 2001, 1.75%; and".

     (d) Section 5.3 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

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             "5.3     Termination Fees.  The Borrower agrees to pay to the
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Agent for the account of the Lenders an early termination fee if the Original
Term ends for any reason prior to April 30, 2002, as indicated below:

             $0 from August 13, 2001 through and including December 15, 2001;

             $450,000 after December 15, 2001 through and including
                  January 15, 2002;

             $550,000 after January 15, 2002 through and including February 15,
                  2002; and

             $650,000 after February 15, 2002 through and including April 30,
                  2002.

     (e) Section 5 of the Existing Credit Agreement is hereby amended by adding the following new Section 5.7 as follows:

                  "Section 5.7 Amendment Fee. The Borrower agrees to pay to the
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     Agent for the account of the Lenders the second installment of that certain $625,000 amendment fee which was earned on August 13, 2001 in connection with the execution of that certain Amendment No. 1 to Credit Agreement among the parties hereto, which installment is in the amount of $312,500 and which shall be due and payable at the end of the
     Original Term; provided, that if all the Obligations are paid and
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     satisfied in full prior to January 31, 2002, then such second installment will be waived."

     (f) Section 10.6(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

             "Minimum EBITDA Coverage. Not permit the EBITDA Coverage Ratio
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for the 12-month period ending on the last day of each Fiscal Quarter set forth below to be less than the ratio set forth next to such Fiscal Quarter:

                  Fiscal Quarter ending:                  EBITDA Coverage Ratio:
                  ---------------------                   ---------------------
                  June 30, 2001                           1.10 to 1.00
                  September 30, 2001                      1.15 to 1.00
                  December 31, 2001                       1.25 to 1.00
                  March 31, 2002                          1.45 to 1.00

     (g) Section 10.7(b)(i) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

             "(i) the Borrower shall have provided the Agent with prior written notice of any such repurchase which notice shall set forth (A) the date such repurchase is to be made which in no event shall be later than December 31, 2001, (B) the face amount of the Bonds to be repurchased, and (C) the price to be paid to repurchase such Bonds; provided that, such price shall not exceed the
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aggregate amount of $5,000,000 for all Bond repurchased between June 30, 2001 through and including December 31, 2001."

     (h) Section 14.20 of the Existing Credit Agreement is hereby amended by deleting the date "April 30, 2003" set forth therein and replacing it with "April 30, 2002".

             SECTION 2.  Representations And Warranties of Credit Parties.
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The Borrower and each Guarantor represents and warrants that:

             (a) the execution, delivery and performance by each such Person of this Amendment have been duly authorized by all necessary corporate action and is the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting

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

creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

             (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and

             (c) neither the execution, delivery and performance of the Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of such Person's certificate or articles of organization or by-laws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof.

             SECTION 3. Acknowledgments Regarding Credit Agreement.
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            (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents. Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement.

            (c) Each of Borrower and each Guarantor hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Obligations or the payment thereof when due.

            (d) Each Guarantor acknowledges the amendments provided by this Amendment and hereby reaffirms its guarantee pursuant to Section 15 of the Credit Agreement.

            SECTION 4. Costs And Expenses. As provided in Section 14.6 of the
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Credit Agreement, Borrower agrees to reimburse Agent for all fees, reasonable out-of-pocket costs and expenses of the Agent (including attorney costs) in connection with the preparation, execution, delivery and administration of this Amendment (and the other documents to be delivered in connection herewith).

            SECTION 5. Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
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CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS
PROVISIONS) OF THE STATE OF ILLINOIS.

            SECTION 6. Headings.  Section headings in this Amendment are
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included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

            SECTION 7. Counterparts.  This Amendment may be executed in any
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number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

            SECTION 8. Effectiveness.  This Amendment shall become effective
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when each of the following conditions precedent have been met to the satisfaction of Agent and Lenders or waived in writing by Agent and Lenders:

            (i)  Amendment.  Agent, Borrower, the Guarantors and Lenders shall
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have delivered to the other duly executed counterparts to this Amendment; and

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            (ii) Amendment Fee. Borrower shall have paid Agent, for the Account
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of the Lenders, the first installment of an amendment fee in the amount of
$625,000 which shall be fully earned on the date hereof and payable in two equal installments of $312,500, the first of which shall be payable on the date hereof and the second of which shall be payable in accordance with Section 5.7 of the Credit Agreement.



                            [Signature Page Follows]


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         Delivered at Chicago, Illinois, as of the day and
         year first above written.

                                   OREGON STEEL MILLS, INC.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title
                                        ----------------------------------------


                                   CF&I STEEL, L.P. (dba Rocky Mountain Steel
                                   Mills)


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title
                                        ----------------------------------------


                                   NEW CF&I, INC.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title
                                        ----------------------------------------


                                   PPM FINANCE, INC., as Agent and as attorney in fact for the only Lender under the Credit Agreement referred to in the above Amendment


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title
                                        ----------------------------------------







             [Signature Page to Amendment No. 1 to Credit Agreement]

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